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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 12, 2003





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


           Minnesota                       0-25620                41-1459569
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
        incorporation)                                       Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434





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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  c.           Exhibits

                  Exhibit      Description of Exhibit
                  -------      ----------------------

                  99           Press release dated November 12, 2003

Item 9.           Regulation FD Disclosure.
                  ------------------------

                  On November 12, 2003 ASV, Inc. ("ASV") announced it had met the second Acceleration Goal and had issued a second Acceleration Notice to Caterpillar Inc. ("Caterpillar") with respect to 2,053,426 shares of ASV's common stock issuable pursuant to the warrant issued to Caterpillar. Under the terms of the Acceleration Notice, Caterpillar has 75 days to exercise its rights to purchase 2,053,426 newly issued shares of ASV common stock at $21.00 per share under its warrant with ASV, or lose the ability to acquire those shares under the terms of warrant. This second Acceleration Notice is in addition to the Acceleration Notice issued to Caterpillar on October 21, 2003 that related to 1,040,069 newly issued shares of ASV common stock at $21.00 per share.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.




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 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2003



                                            A.S.V., INC.


                                            By: /s/ Gary Lemke
                                               ---------------------------------
                                               Its:  President
                                                   -----------------------------





                                  EXHIBIT INDEX
                                  -------------


          Exhibit     Description of Exhibit
          -------     ----------------------

             99       Press release dated November 12, 2003